Current Taxes and Deferred Taxes - Current Taxes (Details) - CLP ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Current Taxes and Deferred Taxes
Income taxes	$ 150,798	$ 108,844
Monthly prepaid taxes (PPM)	(126,917)	(123,717)
Credit for training expenses	(2,224)	(2,036)
Other	(1,410)	(2,670)
Total tax receivable (payable), net	$ 20,247	$ (19,579)